UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 11, 2024

RELIANCE GLOBAL GROUP, INC.

(Exact Name of Registrant as Specified in Its Charter)

Florida	001-40020	46-3390293
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 Blvd. of the Americas, Suite 105 Lakewood, New Jersey	08701
(Address of Principal Executive Offices)	(Zip Code)

(732) 380-4600

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.86 per share	RELI	The NASDAQ Capital Market
Series A Warrants to purchase shares of Common Stock, par value $0.86 per share	RELIW	The NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

In connection with the upcoming annual meeting of stockholders (the “Annual Meeting”) of Reliance Global Group, Inc. (the “Company”) to be held virtually on Monday, December 16, 2024 at 1:00 p.m. Eastern time, the Company filed its definitive proxy statement on Schedule 14A (the “Proxy Statement”) with the Securities and Exchange Commission on October 31, 2024, and mailed the proxy materials to its stockholders. At the Annual Meeting, stockholders are being asked to vote on the matters set forth in the Proxy Statement (collectively, the “Proposals”).

On November 11, 2024, subsequent to the mailing and filing of the Proxy Statement, the Company engaged Morrow Sodali LLC to assist in the solicitation of proxies for the Annual Meeting. The Company will pay Morrow Sodali LLC a fee of $11,500. In addition, the Company may pay Morrow Sodali LLC a per stockholder fee to solicit holders of record as well as non-objecting beneficial owners (NOBOs). The Company will also reimburse Morrow Sodali LLC for reasonable out-of-pocket expenses. Our directors and officers may also solicit proxies by telephone, facsimile, mail, Internet, or in person. They will not be paid any additional amounts for soliciting proxies. The Company will reimburse banks, brokers, and other custodians, nominees and fiduciaries representing beneficial owners of shares of the Company’s common stock for their expenses in forwarding soliciting materials to beneficial owners of the common stock and in obtaining voting instructions from those beneficial owners.

Additional Information and Where to Find It

This document may be deemed to be solicitation material in respect of the Annual Meeting. The Company previously filed a definitive proxy statement with the SEC on October 31, 2024. BEFORE MAKING ANY VOTING DECISIONS, STOCKHOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE ANNUAL MEETING. The definitive Proxy Statement has been mailed to stockholders who are entitled to vote at the Annual Meeting. No changes have been made in the Proposals to be voted on by stockholders at the Annual Meeting. The Company’s Proxy Statement and any other materials filed by the Company with the SEC can be obtained free of charge at the SEC’s website at https://www.sec.gov/cgi-bin/browse-edgar?CIK=0001812727&owner=exclude.

Participants in the Solicitation

The Company and its directors and executive officers and other employees may be deemed to be participants in the solicitation of proxies in respect of the Annual Meeting. As disclosed above, the Company has also engaged Morrow Sodali LLC, a proxy solicitation firm, to assist management with obtaining adequate votes to achieve the required quorum of at least a majority of the shares of common stock entitled to vote on the record date (October 17, 2024), and to approve the Proposals.

Item 9.01 Financial Statement and Exhibits.

(d) Exhibits

Exhibit No.	Description
104.1	Cover Page Interactive Data File - the cover page XBRL tags are embedded with the Inline XBRL document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Reliance Global Group, Inc.

Dated: November 14, 2024	By:	/s/ Ezra Beyman
Ezra Beyman
Chief Executive Officer